UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023 (June 20, 2023)

CarbonMeta Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13110 NE 177th Place, #145

Woodinville, WA 98072

(Address of principal executive offices)

(844) 698-3777

(Registrant’s telephone number, including area code)

Copies to:

Gary L. Blum, Esq.

Law Offices of Gary L. Blum

3278 Wilshire Boulevard, Suite 603

Los Angeles, CA 90010

Phone: (213) 381-7450

Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COWI	OTC Markets

Item 7.01. Regulation FD Disclosure.

On June 20, 2023, CarbonMeta Technologies, Inc. (the “Company”) issued a press release announcing plans to spin off its green building materials business, Carbon Conversion Group, Inc. (f/k/a CarbonMeta Green Building Materials, LLC”). The Company’s Board of Directors has established the Record Date as June 23, 2023, and anticipates that the Distribution Date for the distribution of shares of Carbon Conversion Group, Inc. will be in the third quarter of 2023. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CarbonMeta Technologies, Inc. on June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBONMETA TECHNOLOGIES, INC.

Date: June 21, 2023	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer